                                                                  EXHIBIT 10.16

                       STOCK PURCHASE AND SALE AGREEMENT
                        (Sale by Selling Shareholders)


     This Stock Purchase and Sale Agreement (this "Agreement") is made and entered into as of this 28th day of September, 2000 by and among Philips Semiconductors as Corporate Seller, The Wilnai Grantor Retained Annuity Trust, The Wilnai Family Trust dated November 12, 1997 and the Tzarnotzky Grantor Retained Annuity Trust, as Trust Sellers and Peretz Tzarnotzky, Guy and Ilanit Wilnai and Iris Wilnai, as Individual Sellers, as set forth on EXHIBIT A (with those listed on Exhibit A sometimes referred to individually herein as "Seller" or collectively as "Sellers"), and Agilent Technologies, Inc. ("Agilent") (sometimes referred to individually herein as "Purchaser").

     WHEREAS, Sellers currently hold an aggregate of 11,326,564 shares (the "Aggregate Shares") of the Common Stock of Computer Access Technology Corporation (the "Company"); and

     WHEREAS, Sellers intend to sell certain of the Aggregate Shares, and the Purchaser intends to buy a portion of certain Aggregate Shares being sold, pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, based on the foregoing and other due and proper consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to the Agreement agree as follows:

1.  Shares. Sellers agree to sell an aggregate number of shares of the
    ------
Company's Common Stock to be determined by dividing (i) the purchase price per share of Common Stock paid to the Company by the public in the Initial Public Offering of Common Stock of the Company ("IPO") occurring on or before March 31, 2001 into (ii) $3 million (the "Shares"). The number of Shares to be individually sold by each Seller and delivered to and paid for by Purchaser shall be in proportion to Sellers' respective percentages of ownership of the Aggregate Shares.

2.   Sale of Stock. At the Closing, the Sellers shall sell and deliver to
     -------------
Purchaser, and Purchaser agrees to purchase and accept from the Sellers, the Shares free and clear of all liens, encumbrances and restrictions of any kind or nature whatsoever other than applicable securities laws and the Lock-Up Agreement described in Section 7 below, on the terms and subject to the conditions set forth in this Agreement, for the total purchase price of $3 million, such amount to be paid and delivered to the Sellers account as directed by the Sellers' Representative (as hereafter defined) not less than five (5) business days prior to the Closing.

3.   Closing. Upon the effective date of the IPO (the "Closing Date") the
     -------
purchase price for the Shares shall be delivered to the Sellers' account by Purchaser by wire transfer pursuant to the Sellers' Representative's instructions delivered to the Purchaser not less than five (5) business days prior to the Closing. Sellers shall cause CATC to deliver to the Purchaser one certificate issued in the name of Agilent representing the Shares being sold by Sellers in the aggregate hereunder, duly endorsed for transfer, or accompanied by duly executed assignments separate from certificate, transferring to Purchaser good and marketable title to the Shares, free and clear of all liens, encumbrances and restrictions of any kind or nature whatsoever other than applicable securities laws and the Lock-Up Agreement described in Section 7 below (the "Closing").

4.   Representations and Warranties of Seller. Each Seller hereby represents and
     ----------------------------------------
warrants to, and covenants and agrees with, Purchaser with respect to such Seller's Shares that as of the Closing Date:

     a.   Ownership of Shares. Such Seller owns of record and beneficially all
          -------------------
of the Seller's Shares and has good and marketable title to such Shares, free and clear of all liens, encumbrances and restrictions of any kind or nature whatsoever other than applicable securities laws.

     b.   Delivery of Good Title. Upon delivery of the Shares and payment of the
          ----------------------
purchase price therefor pursuant to this Agreement, Purchaser will have good and marketable title to the Shares, free and clear of all liens, encumbrances and restrictions of any kind or nature whatsoever, other than applicable securities laws and the Lock-Up Agreement described in Section 7 below.

     c.   Organization Good Standing and Qualification of Seller Philips. Each
          -------------------------------------------------------------
Corporate Seller represents that it: (1) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;
(ii) is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required; and (iii) has all required power and authority necessary to own and operate its property, to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

     d.   Authorization. All corporate action on the part of each Corporate
          -------------
Seller, its officers, directors and stockholders, trust actions on the part of each Trust Seller, and individual actions of each Individual Seller, necessary for the authorization, execution and delivery of this Agreement and all other agreements, documents or instruments contemplated hereby to which each Seller is a party, the performance of all obligations of each Seller hereunder and thereunder, has been or will be taken prior to the Closing. This Agreement and all other agreements, documents or instruments contemplated hereby to which each Seller is a party constitute valid and legally binding obligations of each Seller, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     e.   No Consents Required. No consent, approval, order or authorization of,
          --------------------
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority, and no notice to or consent of any third party, on the part of any Seller is required in connection with the consummation of the transactions contemplated by this Agreement.

                                       2.

     f.   Offering. Subject in part to the truth and accuracy of Purchaser's
          --------
representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the qualification or registration requirements of all applicable blue sky laws. Neither CATC, the Sellers nor any authorized agent acting on CATC's or any of the Sellers' behalf will take any action hereafter that would cause the loss of such exemptions.

     g.   Disclosure. Each Seller has fully provided the Purchaser with all
          ----------
the information that the Purchaser has requested for deciding whether to purchase the Shares and all information that the Purchaser believes is reasonably necessary to enable the Purchaser to make such decision. To the best of each Seller's knowledge after due inquiry, neither this Agreement (including all the exhibits and schedules hereto) nor any other statements or certificates, made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. Except as set forth in this Agreement or the Schedules or Exhibits attached hereto, there is no fact that any Seller has not disclosed to the Purchaser in writing and, in the case of each Corporate Seller, of which any of its officers, directors or executive employees is aware and that has had or would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company. Seller agrees to provide the Purchaser with such other information regarding Seller as Purchaser shall reasonably request prior to the Closing.

     h.   Corporate Seller Compliance. The Corporate Seller has full right,
          ---------------------------
authority and power under its governing charter documents to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Corporate Seller pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by the Corporate Seller of this Agreement and each such other agreement, document and instrument, and the performance of the transactions contemplated hereby and thereby, do not and will not: (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time, or both) under any contract or obligation to which the Corporate Seller is a party or by which it or its assets are bound; (ii) violate or result in a violation of, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency applicable to the Corporate Seller; or (iii) except for such filings as are required pursuant to applicable federal and state securities laws and blue sky laws which filings will be effected within the required statutory periods, require from the Corporate Seller any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party.

     i.   Trust Seller Compliance. Each Trust Seller has full right,
          -----------------------
authority and power under its declaration of trust to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of each Trust Seller pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by each Trust Seller of this Agreement and each such other agreement, document and instrument, and the performance of the transactions

                                      3.

contemplated hereby and thereby, do not and will not: (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time, or both) under any contract or obligation to which each Trust Seller is a party or by which it or its assets are bound; (ii) violate or result in a violation of, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency applicable to each Trust Seller; or (iii) except for such filings as are required pursuant to applicable federal and state securities laws and blue sky laws which filings will be effected within the required statutory periods, require from each Trust Seller any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party.

     j.  Individual Seller Compliance. The execution, delivery and performance
         ----------------------------
by each Individual Seller of this Agreement and each such other agreement, document and instrument, and the performance of the transactions contemplated hereby and thereby, do not and will not: (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time, or both) under any contract or obligation to which the Individual Seller is a party or by which he or she or his or her assets are bound; (ii) violate or result in a violation of, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency applicable to the individual Seller; or (iii) except for such filings as are required pursuant to applicable federal and state securities laws and blue sky laws which filings will be effected within the required statutory periods, require from the Individual Seller any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party.

5.   Representations and Warranties of the Purchaser.
     -----------------------------------------------

     a.  Suitability of Investment. Purchaser represents to the Sellers that:
         ------------------------
(i) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto; (ii) it is able to bear the economic risk of an investment in the Shares and can afford to sustain a substantial loss on such investment; (iii) it has had, during the course of this transaction, the opportunity to ask questions and receive answers from the Seller concerning the Company and this Agreement;
(iv) it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act; and (v) it is purchasing the Shares for its own account, for investment only and not with a view to, or any present intention of effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Purchaser acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless the Shares are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available.

     b.  Shares Not Registered. The Purchaser understands that the Shares have
         ---------------------
not been registered under the Securities Act, that there is no public market for the Shares and that it must bear the economic risk of investment in the Company for an indefinite period of time.

     c.  Authority to Purchase. Purchaser has full right, authority and power
         ---------------------
under its governing charter documents to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Purchaser pursuant to or as

                                       4.

contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby, and the execution, delivery and performance by the Purchaser of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action under Purchaser's governing charter documents. This Agreement and each agreement, document and instrument executed and delivered by the Purchaser pursuant to or as contemplated by this Agreement constitute, or when executed and delivered will constitute, valid and binding obligations of each Purchaser enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance by the Purchaser of this Agreement and each such other agreement, document and instrument, and the performance of the transactions contemplated hereby and thereby, do not and will not: (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time, or both) under any contract or obligation to which the Purchaser is a party or by which it or its assets are bound; (ii) violate or result in a violation of, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency applicable to the Purchaser; or (iii) except for such filings as are required pursuant to applicable federal and state securities laws and blue sky laws which filings will be effected within the required statutory periods, require from the Purchaser any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party.

     d.  Legend. Purchaser acknowledges and agrees that the following
         ------
legend and such other legends as counsel for the Company shall reasonably determine are appropriate shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by the Purchaser:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT
               BEEN REGISTERED UNDER THE SECURITIES ACT OF
               1933, AS AMENDED (THE "ACT"), OR ANY STATE
               SECURITIES OR BLUE SKY LAWS AND MAY NOT BE
               OFFERED, SOLD, TRANSFERRED HYPOTHECATED OR
               OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A
               REGISTRATION STATEMENT WITH RESPECT TO SUCH
               SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR
               (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM
               REGISTRATION UNDER THE ACT RELATING TO THE
               DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE-SKY LAWS.

               Upon the request of a Purchaser, the Company shall remove the legend set forth above from the certificates evidencing the Shares or issue to Purchaser new certificates therefor free of such legend, if with such request the Company shall have received a letter from counsel selected by Purchaser and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that the public sale of Shares is not restricted under the Securities Act.

                                      5.

       6. Conditions of Purchaser's Obligations. Purchaser's obligation to
          -------------------------------------
       purchase and pay for the Shares to be purchased by it shall be subject to the compliance by each Seller with its agreements herein contained and to the fulfillment to the Purchaser's satisfaction, or the waiver by the Purchaser, on or before and at the Closing Date of the following conditions:

          a. Satisfaction of Conditions. The representations and warranties of
             --------------------------
       each Seller contained in this Agreement shall be true and correct on and as of the Closing Date; each of the conditions specified in this Section 6 shall have been fulfilled to the Purchaser's satisfaction or waived in writing by the Purchaser; and, on the Closing Date, certificates to such effect executed by the President and Chief Financial Officer of each Corporate Seller, Trust Seller and each Individual Seller shall have been delivered to the Purchaser.

          b. All Proceedings Satisfactory. All corporate, individual, trust
             ----------------------------
       and other proceedings taken prior to or at the Closing in connection with the transactions contemplated by this Agreement, and all documents and evidences incident thereto, shall be reasonably satisfactory in form and substance to the Purchaser. All third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder shall have been obtained, and shall be reasonably satisfactory in form and substance to the Purchaser.

          c. Investor Rights Agreement. The Company and Purchaser shall have
             -------------------------
       entered into the Investor Rights Agreement in substantially the form attached hereto as EXHIBIT B (the "Investor Rights Agreement").

          d. IPO Date. The 1PO shall have occurred on or before January 31,
             --------
       2001.

          e. Opinion. Purchaser shall have received the opinion of Company
             -------
       counsel in substantially the form attached hereto as EXHIBIT C, which shall include such assumptions, exceptions, limitations and qualifications as are customary in the industry and are reasonably satisfactory to Purchaser.

          f. Indemnification Agreement. The Company and Purchaser shall have
             -------------------------
       entered into the Indemnification Agreement in substantially the form attached hereto as EXHIBIT D (the "Indemnification Agreement").

       7. Conditions of Sellers' Obligations. Each Seller's obligation to sell
          ----------------------------------
       the Shares to be sold by it shall be subject to the compliance by Purchaser with its agreements herein contained and to the fulfillment to the Sellers' Representative's satisfaction or the waiver by the Sellers' Representative, on or before and at the Closing Date of the following conditions:

          a. Satisfaction of Conditions. The representations and warranties of
             --------------------------
       Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date; each of the conditions specified in this Section 7 shall have been fulfilled to the Sellers' Representative's satisfaction or waived in writing by the Sellers' Representative and, on the Closing Date, the purchase price for the Sellers' Shares shall have been delivered to the Sellers' Representative simultaneously with the share certificate delivery pursuant to Section 3 hereof.

          b. All Proceedings Satisfactory. All corporate and other proceedings
             ----------------------------
       taken prior to or at the Closing in connection with the transactions contemplated by this Agreement, and all

                                       6.

       documents and evidences incident thereto, shall be reasonably satisfactory in form and substance to the Sellers, Representative. All third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder shall have been obtained, and shall be reasonably satisfactory in form and substance to the Sellers' Representative.

          c. Lock-Up Agreement. The Purchaser shall have entered into and
             -----------------
       delivered to the Company the Lock-Up Agreement in substantially the form attached hereto as EXHIBIT E (the "Lock-Up Agreement").

          d. IPO Date. The IPO shall have occurred on or before January 31,
             --------
       2001.

       8. Termination. In the event that the purchase by Purchaser from the
          -----------
       Company of shares of common stock of the Company as contemplated by that certain Stock Purchase and Sale Agreement entered into by the Company and Purchaser of even date herewith is consummated, then this Agreement shall be immediately and automatically terminated and shall be of no further force or effect.

       9. Sellers' Representative. Sellers hereby designate Dan Wilnai to serve
          -----------------------
       as Sellers' Representative hereunder with full grant of authority to exercise Sellers' Representative's rights and responsibilities as set forth herein and to receive notice on behalf of all or any Seller. Sellers may remove and replace the Sellers' Representative at any time by written election of Sellers owning seventy-five percent (75%) or more of the aggregate shares of Common Stock of the Company owned by Sellers. Sellers shall notify Purchaser in writing of any change in the Sellers' Representative within three (3) business days of such change. Sellers shall hold the Sellers' Representative free from any liability and shall hold harmless and indemnify Sellers' Representative in connection with Sellers' Representative's good faith performance of its duties hereunder.

       10. Miscellaneous
           -------------

           a. Binding Effect: Governing Law. This Agreement shall be binding
              -----------------------------
       upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement shall be governed and interpreted under the laws of the State of California.

           b. Indemnification. Each Seller agrees to indemnify and hold
              ---------------
       harmless Purchaser and the Purchaser's affiliates, if any (collectively, the "Indemnitees"), against any investigations, proceedings, claims or actions and for any expenses, damages, liabilities or losses (joint or several) arising out of such investigations, proceedings, claims or actions that arise out of or are based upon any breach of any representation, warranty, agreement or covenant of the Seller contained herein. Upon written request, each Seller agrees to reimburse the Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending any such investigations, proceedings, claims or actions, as such expenses or other costs are incurred. Each Indemnitee may select its own counsel.

           c. Mediation and A1ternative Dispute Resolution. To the extent that
              --------------------------------------------
       any misunderstanding or dispute cannot be resolved agreeably in a friendly manner between the Purchaser and any Seller, at the sole option of the Purchaser, the dispute will be mediated by a

                                       7.

       mutually-acceptable mediator to be chosen by the applicable Seller(s) and the Purchaser within forty-five (45) days after written notice by one of the parties demanding mediation. No party may unreasonably wIthhold consent to the selection of a mediator, however, by mutual agreement the applicable Seller(s) and the Purchaser may postpone mediation until each has completed specified but limited discovery with respect to a dispute. The parties may agree to attempt some other form of alternative dispute resolution ("ADR") in lieu of mediation, including by way of example and without limitation neutral fact-finding or mini-trial.

               Any dispute which the parties cannot resolve through good faith negotiation, mediation or other form of ADR within six months of the date of the initial demand for it by the Purchaser may then be submitted to the courts for resolution. The use of any ADR procedures will not be construed under the doctrines of laches, waiver or estoppel to adversely effect the rights of either party. Nothing in this Section 8(c) will prevent any party from resorting to judicial proceedings if (i) good faith efforts to resolve the dispute under these procedures have been unsuccessful, or (ii) interim relief from a court is necessary to prevent serious and irreparable injury to one party or others.

               Each of Purchaser and the applicable Seller(s) shall bear its own costs of mediation or ADR.

           d. Nondisclosure. Neither the Purchaser nor any Seller shall issue
              -------------
       any press release or make any other public disclosure (including disclosure to public officials) with respect to this Agreement or the transactions contemplated by this Agreement, except as required by law, without the prior approval of the other party, which approval shall not be unreasonably withheld; provided, that either party may, if considered necessary by its counsel to fulfill its obligations as a publicly traded corporation, respond to inquiries and issue such releases as it considers necessary and appropriate, if it notifies the other party in advance of the substance of such proposed response or proposed release and gives such party reasonable opportunity for comment prior to such response or release

           e. Notice. Unless otherwise provided, any notice under this Agreement
              ------
       shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable U.S. domestic overnight courier, prepaid for overnight delivery and addressed as set forth below, or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested, or (e) two business days after deposit with an overseas urgent delivery company, and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

              If to the Purchaser:

              Agilent Technologies, Inc.
              Herrenberger Str. 130 in D-71034
              Boeblingen, Germany
              Attn: General Manager
              Fax; 497031 142999

                                       8.

              with a copy to:

              Agilent Technologies, Inc.
              395 Page Mill Road
              Palo Alto, CA 94306
              Attn: General Counsel
              Fax:  (650) 752-5742

              If to the Sellers, to the Se11ers' Representative:

              Dan Wilnai
              2403 Walsh Avenue
              Santa Clara, CA 95051
              Fax: (408) 727-6622

           f. Counterparts. This Agreement may be executed simultaneously in any
              ------------
       number of counterparts, including counterparts transmitted by telecopier or telefax, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first set forth above.

                                                   PURCHASER:

                                                   AGILENT TECHNOLOGIES

                                                   BY: /s/ Byron Anderson
                                                      -----------------------
                                                   Name: BYRON ANDERSON
                                                        ---------------------
                                                   Its:______________________


                                                   SELLERS:

                                                   THE WILNAI GRANTOR RETAINED
                                                   ANNUITY TRUST

                                                   By:_______________________
                                                        Dan Wi1nai, Trustee

                                       9.

              with a copy to:

              Agilent Technologies, Inc.
              395 Page Mill Road
              Palo Alto, CA 94306
              Attn: General Counsel
              Fax: (650) 752-5742

              If to the Sellers, to the Sellers' Representative:

              Dan Wilnai
              2403 Walsh Avenue
              Santa Clara, CA 95051
              Fax: (408) 727-6522

           f. Counterparts. This Agreement may be executed simultaneously in any
              ------------
       number of counterparts, including counterparts transmitted by telecopier or telefax, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first set forth above.

                                                   PURCHASER:

                                                   AGILENT TECHNOLOGIES


                                                   By:_______________________
                                                   Name:_____________________
                                                   Its:______________________


                                                   SELLERS:

                                                   THE WILNAI GRANTOR RETAINED
                                                   ANNUITY TRUST

                                                   By: /s/ Dan Wilnai
                                                      -----------------------
                                                        Dan Wilnai, Trustee

                                      9.

THE TZARNOTZKY GRANTOR                            THE WILNAI FAMILY TRUST DATED
RETAINED ANNUNITY TRUST                           NOVEMBER 12, 1997

By: /s/ Peretz Tzarnotzky                         By: /s/ Dan Wilnai
   --------------------------                        ---------------------------
   Peretz Tzarnotzky, Trustee                        Dan Wilnai, Trustee

    /s/ Peretz Tzarnotzky
   --------------------------                     By:___________________________
   Peretz Tzarnotzky                                 Sarah Wilnai, Trustee

   __________________________                     PHILIPS SEMICONDUCTORS
   Guy Wilnai

                                                  By:___________________________
   __________________________                     Name:_________________________
   Ilanit Wilnai                                  Title:________________________

   __________________________
   Iris Wilnai


The undersigned consents to serve as Sellers' Representative.


/s/ Dan Wilnai
------------------
Dan Wilnai

                                      10.

THE TZARNOTZKY GRAT                               THE WILNAI FAMILY TRUST DATED
                                                  NOVEMBER 12, 1997

By:                                               By:
   __________________________                        ___________________________
   Peretz Tzarnotzky, Trustee                        Dan Wilnai, Trustee


   __________________________                     By:___________________________
   Peretz Tzarnotzky                                 Sarah Wilnai, Trustee

   __________________________                     PHILIPS SEMICONDUCTORS
   Guy Wilnai

                                                  By:___________________________
   __________________________                     Name:_________________________
   Ilanit Wilnai                                  Title:________________________

   /s/ Iris Wilnai
   --------------------------
   Iris Wilnai        9/27/00


The undersigned consents to serve as Sellers' Representative.

___________________

                                      10.

THE TZARNOTZKY GRAT                               THE WILNAI FAMILY TRUST DATED
                                                  NOVEMBER 12, 1997

By:                                               By:
   __________________________                        ___________________________
   Peretz Tzarnotzky, Trustee                        Dan Wilnai, Trustee


                                                  By: /s/ Sarah Wilnai
   __________________________                        ---------------------------
   Peretz Tzarnotzky                                 Sarah Wilnai, Trustee

   /s/ Guy Wilnai                                 PHILIPS SEMICONDUCTORS
   ---------------------------
   Guy Wilnai

                                                  By:___________________________
   /s/ Ilanit Wilnai                              Name:_________________________
   ---------------------------
   Ilanit Wilnai                                  Title:________________________


   ___________________________
   Iris Wilnai


The undersigned consents to serve as Sellers' Representative.

___________________

                                      10.

THE TZARNOTZKY GRANTOR                            THE WILNAI FAMILY TRUST DATED
RETAINED ANNUNITY TRUST                           NOVEMBER 12, 1997

By:                                               By:
   __________________________                        ___________________________
   Peretz Tzarnotzky, Trustee                        Dan Wilnai, Trustee


   __________________________                     By:___________________________
   Peretz Tzarnotzky                                 Sarah Wilnai, Trustee

   __________________________                     PHILIPS SEMICONDUCTORS
   Guy Wilnai

                                                  By: /s/ Philip Pollok
                                                      --------------------------
   __________________________                     Name:   Philip Pollok
   Ilanit Wilnai                                  Title:  V.P.


   __________________________
   Iris Wilnai


The undersigned consents to serve as Sellers' Representative.

___________________
  Dan Wilnai

                                      10.